UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

STONEBRIDGE ACQUISITION II CORPORATION
(Exact name of registrant as specified in charter)

Cayman Islands	001-42871	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One World Trade Center

Suite 8500

New York, New York 10007
(Address of principal executive offices) (Zip Code)

(646) 314-3555

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one Right to acquire one-tenth of one Class A Ordinary Share	APACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth of one Class A Ordinary Share	APACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On May 8, 2026, Richard Saldanha notified the board of directors (the “Board”) of StoneBridge Acquisition II Corporation (the “Company”), of his resignation as a member of the Board and all committees thereof, effective immediately. Mr. Saldanha’s resignation was not due to any disagreement with the Company, the Company’s management or the Board on any matter relating to the Company’s operations, policies or practices.

On February 5, 2026, the Board granted an aggregate of 25,000 Class B ordinary shares of the Company (“Class B Ordinary Shares”) to Mr. Saldanha as a one-time equity grant for his services on the Board and committees of the Board. The 25,000 Class B Ordinary Shares were transferred to Mr. Saldanha by the Company’s sponsor, Stonebridge Acquisition Sponsor II LLC (the “Sponsor”), from existing Class B Ordinary Shares then held by the Sponsor.

The entirety of the 25,000 Class B Ordinary Shares granted to Mr. Saldanha was to vest upon the consummation of the Company’s initial business combination, subject to Mr. Saldanha’s continued service on the Board through the time immediately prior to the consummation of such initial business combination. In accordance with the terms of the agreement governing the grant, as a consequence of Mr. Saldanha’s resignation, the 25,000 Class B Ordinary Shares previously granted to Mr. Saldanha will be automatically returned to the Sponsor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition II Corporation

	By:	/s/ Bhargav Marepally
	Name:	Bhargav Marepally
	Title:	Chief Executive Officer

Date: May 11, 2026

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